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                                                                    Exhibit 99.3

                          COMMON STOCK PURCHASE AGREEMENT

     COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 4, 2003, by and among BOSTON LIFE SCIENCES, INC., a Delaware corporation (the "Company"), and each of the purchasers set forth on the execution page hereof (individually, a "Purchaser" and collectively, the "Purchasers").

                                    WHEREAS:

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, an aggregate of 10,000,000 shares of common stock of the Company, par value $.01 per share (the "Shares"), at a price of $1.00 per Share.

     C. All references herein to monetary denominations shall refer to lawful money of the United States of America.

     NOW, THEREFORE, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1.   PURCHASE AND SALE OF SHARES

     a. Purchase of Shares. On the Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Section 5 and Section 6 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of Shares for the aggregate purchase price set forth opposite such Purchaser's name on Attachment 1 hereto (the "Purchase Price"), which Purchase Price reflects a price of $1.00 per Share. Each Purchaser's obligation to purchase its Shares hereunder is distinct and separate from each other Purchaser's obligation to purchase its Shares, and no Purchaser shall be required to purchase hereunder more than the number of its Shares set forth opposite such Purchaser's name on Attachment 1 hereto notwithstanding any failure by any other Purchaser to purchase its Shares hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

     b. Form of Payment. On or before the Closing Date, each Purchaser shall issue payment instructions to Ingalls & Snyder, L.L.C., as representative of the Purchasers (the "Representative") or otherwise make available the Purchase Price for the Shares to be purchased by such Purchaser at the Closing. On the Closing Date, the Representative shall transfer or cause to be transferred, on behalf of each Purchaser, the Purchase Price for the Shares being purchased by such Purchaser at the Closing to the Company, such payment to be made by wire transfer of immediately available funds in accordance with the Company's written wiring instructions,

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against delivery of the duly executed Shares being purchased by such Purchaser, and the Company shall deliver such Shares against delivery of such Purchase
Price.

     c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Shares pursuant to this Agreement (the "Closing") shall be 9:30 A.M. Eastern Time on March 12, 2003, or such other time as may be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). Subject to Section 7(b) hereof, the Closing shall occur at the offices of counsel to the Company, Ropes & Gray, 885 Third Avenue, Suite 3200, New York, NY 10022.

2.   PURCHASERS' REPRESENTATIONS AND WARRANTIES

     Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

     a. Purchase for Own Account, Etc. Such Purchaser is acquiring the Shares in the ordinary course of its business for such Purchaser's own account and not with a present view toward the public sale or distribution thereof. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Shares other than as contemplated by the Addendum (as defined in Section 5(a) hereof). Such Purchaser understands that: (i) the Shares are "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act), (ii) the Company has no present intention of registering the Shares under the Securities Act and (iii) the Shares may only be sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

     b. Accredited Investor and Interested Stockholder Status. (i) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

        (i) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement.

        (ii) Such Purchaser has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

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        (iii) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery by such Purchaser of this Agreement, or the consummation by such Purchaser of the transactions contemplated hereby, except for such filings as have been made prior to the Closing.

        (iv) Such Purchaser, if other than an individual (A) is duly organized or formed, validly existing under the laws of the jurisdiction of its organization or formation and (B) has all requisite power and authority to carry on its business as currently conducted. Such Purchaser, if an individual, has the capacity to enter into this Agreement and perform such person's obligations hereunder.

     c. Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

     d. Information. Such Purchaser has received or had access to copies of the Financial Statements (as defined below), as well as all other materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Shares which have been specifically requested by such Purchaser or which are publicly available in the Company's filings with the Securities and Exchange Commission (the "SEC"). Such Purchaser has been afforded the opportunity to ask questions of the Company and has received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser's investment in the Shares involves a high degree of risk.

     e. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

     f. Transfer or Resale. Such Purchaser understands that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Shares to be sold or transferred may be sold or transferred under an exemption from such registration (including any sale or transfer to an affiliate of such Purchaser who is an Accredited Investor), or
(c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), and (ii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than as contemplated by the Addendum (as defined in Section 5(a) hereof).

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     g. Legends. Such Purchaser understands that until the Shares have been registered under the Securities Act (including registration pursuant to Rule 415 thereunder) and have been sold pursuant to such registration or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Shares will bear a restrictive legend in substantially the following form:

        These Shares have been acquired for investment purposes only and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities laws. These Shares may not be sold or otherwise transferred or pledged, except pursuant to an effective registration statement under the Securities Act and such applicable state securities laws or if the proposed sale, transfer or pledge may be effected under an exemption from registration under the Securities Act and under an exemption from registration or qualification under applicable state securities laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Shares is registered under the Securities Act and such Shares are sold pursuant to such registration, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Shares can be sold under Rule 144. Such Purchaser agrees to sell Shares only pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act.

     h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     i. Beneficial Ownership. Immediately following the transactions contemplated by this Agreement, each signatory to this Agreement, individually or together with any other person or persons with whom such Purchaser is acting as a partnership, limited partnership, limited liability company, syndicate or other group for the purposes of acquiring, holding, or disposing of securities or material assets of the Company, will not have "beneficial ownership" (within the meaning given to such term in Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of more than 19.99% of the Company's Common Stock.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on (i) the ability of the Company to perform its obligations hereunder or (ii) the

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business, operations, properties, prospects or financial condition of the
Company and its subsidiaries, taken as a whole.

     The Company represents and warrants to each Purchaser as follows:

     a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

     b. Authorization; Enforcement. As of the Closing Date, (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares in accordance with the terms hereof; (ii) except as contemplated in Section 5(g) below, the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including, without limitation, the issuance of the Shares), have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     c. Stockholder Authorization. Except as contemplated in Section 5(g) below, neither the execution, delivery or performance by the Company of its obligations under this Agreement, nor the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) requires any consent or authorization of the Company's stockholders.

     d. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. The issuance of the Shares hereunder will not trigger any preemptive rights or any other similar rights of the stockholders of the Company, except for any such rights as disclosed on
Schedule 3(d) and which shall have been waived prior to the Closing Date. Except as disclosed in Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the

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Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act. Except as disclosed in Schedule 3(d), there are no securities or instruments of the Company containing antidilution or similar provisions that will or may be triggered by the issuance of the Shares in accordance with the terms of this Agreement. To the extent required by the applicable rules and regulations of the SEC, the Company has filed with the SEC true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof and By-laws as in effect on the date hereof and all instruments and agreements governing securities of the Company or instruments convertible into or exercisable or exchangeable for capital stock of the Company.

     e. No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the Certificate of Incorporation or By-Laws or (ii) except as contemplated in Section 5(g) below, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party. The respective businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Shares, in violation of any law, ordinance, regulation, rule, decision or order of any governmental agency or body or any court, domestic or foreign, except for possible violations the sanctions for which, either singly or in the aggregate, would not have a Material Adverse Effect. Except as disclosed on Schedule 3(e), in Section 5(g) below, or as specifically contemplated by this Agreement and as required under the Securities Act, any applicable state securities laws, and the Marketplace Rules of the NASDAQ markets, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any governmental agency or body, court, any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     f. Financial Statements. The Company has filed with the SEC true and correct copies of (i) the audited consolidated balance sheets of the Company and its audited consolidated subsidiaries as of December 31, 2001, and the related consolidated statements of operations, comprehensive loss and stockholders' equity and cash flows for the year then ended, including footnotes thereto, audited by PricewaterhouseCoopers LLP, independent public accountants and

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(ii) the unaudited consolidated balance sheets of the Company and its consolidated subsidiaries as of September 30, 2002, and the related consolidated statements of operations, comprehensive loss and stockholders' equity and cash flows for the three months and the nine months then ended (collectively, the "Financial Statements"). As of their respective dates, the Financial Statements complied in all material respects with applicable accounting requirements. Such Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Subject to the next sentence of this Section 3(f), except as set forth in the Financial Statements or as set forth on Schedule 3(f), the Company has no liabilities, contingent or otherwise, other than (i) liabilities (other than liabilities for borrowed money) incurred in the ordinary course of business subsequent to the date of such Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements.

     g. Absence of Certain Changes. Except as set forth on Schedule 3(g) and as contemplated herein, since September 30, 2002, neither the Company nor any of its subsidiaries has:

        (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

        (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except trade payables incurred in the ordinary course of business;

        (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices;

        (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

        (v) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any material lien, charge or other encumbrance, except in the ordinary course of business consistent with past practices;

        (vi) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices;

        (vii) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or Intangibles (as defined in Section 3(i)), including without limitation, any rights to use any Intangibles, under any licenses, or disclosed any proprietary confidential information to any persons except to

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         potential customers, investors or corporate or academic partners or collaborators in the ordinary course of business consistent with past practices;

                (viii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business except as reflected in the Financial Statements;

                (ix) made any changes in employee compensation except in the ordinary course of business and consistent with past practices and not in excess of $10,000;

                (x)      adopted any employee benefits;

                (xi) made capital expenditures or commitments therefor that aggregate in excess of $25,000 for the Company and its subsidiaries;

                (xii) entered into any other material transaction other than in the ordinary course of business;

                (xiii) made charitable contributions or pledges in excess of $5,000 in the aggregate;

                (xiv) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                (xv) experienced any union organizing effort, strike problems with labor or management in connection with the terms and conditions of their employment;

                (xvi) knowledge of any matter, event or condition not otherwise publicly disclosed by the Company which constitutes a Material Adverse Effect; or

                (xvii)   effected or agreed to do any of the foregoing.

         h. Absence of Litigation. Except as disclosed on Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which would be reasonably likely to have a Material Adverse Effect.

         i. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles,

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except for any such infringement or conflict that would not, either singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries. Except as disclosed on Schedule 3(i), neither the Company nor any of its subsidiaries has sublicensed any licenses or rights thereunder in whole or in part held by the Company or any of its subsidiaries in any Intangibles.

         j. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company or any of its subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         k. Disclosure. Neither this Agreement nor the Financial Statements nor any other agreement, document, certificate or statement, whether oral or written, included in the Company's filings with the SEC pursuant to the Exchange Act or furnished to any Purchaser or its counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

         l. Acknowledgment Regarding the Purchasers' Purchase of the Shares. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Shares and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

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         m.     No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Shares being offered hereby.

         n. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the Securities Act or cause this offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

         o. No Brokers. The Company has taken no action, that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

         p. Tax Status. The Company and each of its subsidiaries has made or filed all U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns is being audited by any taxing authority.

         q. Title. Each of the Company and its subsidiaries has good and marketable title in fee to such of its fixed assets that is real property, and good and merchantable title to all of its other assets, now carried on its books, which assets consist of those reflected in the most recent balance sheets of the Company and its consolidated subsidiaries which are included in the Financial Statements or acquired since the date of the balance sheets included in such Financial Statements (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances except as set forth on
Schedule 3(q). Each of the Company and its subsidiaries enjoy peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and existing and in full force and effect and no default or event of default exists thereunder.

         r. Insurance. The Company has in force fire, casualty, directors' and officers' liability, errors and omissions, professional liability, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its presently existing material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties as presently existing on both a per

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occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. To the best knowledge of the Company, no default or event has occurred that could give rise to a default under any such policy.

         s. Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the Company's knowledge, threatened by any governmental or regulatory agency or others with respect to the current or any former business of the Company or of any partnership or joint venture currently or at any time affiliated with the Company. To the Company's knowledge, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that would otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited by the Company or, to the Company's knowledge, any other person, in or on the properties leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all material respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

         t. Certain Agreements of Officers and Employees. To the Company's knowledge, no officer, employee or consultant of the Company or any of its subsidiaries is in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant relating to the right of any such officer, employee, or consultant to be employed or engaged by the Company or any of its subsidiaries because of the nature of the business conducted or to be conducted by the Company or any of its subsidiaries or relating to the use of trade secrets or proprietary information of others, and to the Company's knowledge the continued employment or engagement of the Company's and its subsidiaries' officers, employees or consultants shall not subject the Company, or any of its subsidiaries or any Purchaser to any material liability with respect to any of the foregoing matters.

         No officer, consultant or key employee of the Company or any of its subsidiaries whose termination, either individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, has been terminated since December 31, 2001, and to the knowledge of the Company, no such officer, consultant or key employee has given notice to the Company or any of its subsidiaries that he or she has any present intention of terminating, his or her employment or engagement with the Company or any of its subsidiaries, except as set forth on Schedule 3(t).

         u. ERISA. Neither the Company nor any of its subsidiaries makes any contributions to any employee pension benefit plan for its employees which plan is subject to the Employee Retirement Income Security Act of 1974, as amended.

         v. Transactions with Affiliates. Except as set forth in Schedule 3(v), there are no loans, leases, royalty agreements or other transactions between (a) the Company or any of its subsidiaries or any of their respective customers or suppliers, and (b) any officer, employee, consultant or director of the Company or any person owning five percent (5%) or more of the capital stock of the Company or five percent (5%) or more of the ownership interests of the Company or any of its subsidiaries or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

         w. Assumptions or Guaranties of Indebtedness of Other Persons. Neither the Company nor any of its subsidiaries has assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on, any Indebtedness or any other agreement of any other person except as set forth in
Schedule 3(x).

         x. Investments in Other Persons. Except as set forth in Schedule 3(x), neither the Company nor any of its subsidiaries has made any loan or advance to any person which is outstanding, nor is it committed or obligated to make any such loan or advance, nor does the Company or any of its subsidiaries own any capital stock, assets compromising the business of, obligations of, or any equity, ownership or other interest in, any person. The Company's subsidiaries are identified on Schedule 3(x); except as disclosed on Schedule 3(x), the Company owns, directly or indirectly 100% of the outstanding equity interests in the subsidiaries listed on Schedule 3(x).

         y. Books and Records. The books of account, ledgers, order books, records and documents of the Company and its subsidiaries accurately and completely reflect all material information relating to the business of the Company and its subsidiaries, the location and collection of their respective assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any of its subsidiaries.

         z. U.S. Real Property Holding Corporation. Neither the Company nor any of its subsidiaries is now or has ever been a "United States Real Property Holding Corporation" as defined in section 897(c)(2) of the Code and section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

         aa.    Permits. The Company and each of its subsidiaries have all licenses, permits, exemptions, consents, waivers, authorizations, rights, certificates of occupancy, franchises, orders or approvals of, and have made all required registrations with any governmental body or agency, domestic or foreign, that are material to the conduct of the business of or the intended use of any properties of the Company and such subsidiaries ("Permits"), except where the failure to have any such Permit, either singly or in the aggregate, would not have a Material Adverse Effect, and no material violations are or have been recorded in respect of any Permit; and no proceeding is pending or, to the knowledge of the Company or any of its subsidiaries, threatened to revoke or limit any Permit, except for such violations or proceedings that would not, either singly or in the aggregate, have a Material Adverse Effect.

4.   COVENANTS.

     a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 5 and Section 6 of this Agreement.

     b. Form D; Blue Sky Laws; Current Report. The Company shall file a Form D with respect to the Shares as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall take such action at its own cost and expense, as the Company shall reasonably determine is necessary to qualify the Shares for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser.

     c. Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.

     d. Expenses. The Company shall pay to the Representative, or its designee, up to $20,000 as reimbursement for the actual expenses incurred by the Purchasers and their affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorney's fees and expenses (the "Expenses"). Such amount shall be paid at the Closing.

     e. Confidentiality. The Purchasers understand that the Company has not made any public disclosure regarding the transactions contemplated by this Agreement and agree that, except to the extent of any such public disclosure by the Company, not to disclosure such information to any third party. In addition, prior to the earlier of (i) the public announcement by the Company of such information and (ii) March 10, 2003, the Purchasers shall not, and shall cause their Affiliates not to, directly or indirectly through one or more intermediaries, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock of the Company or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock of the Company, whether any such transaction described in clause
(A) or (B) above is to be settled by delivery of Common Stock of the Company or such other securities, in cash or otherwise.

5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company hereunder to issue and sell the Shares to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a. The Representative shall have delivered such Purchaser's Purchase Price to the Company in accordance with Section 1(b) above.

     b. Each Purchaser shall have executed such Purchaser's signature page to this Agreement and the Second Addendum to Registration Rights Agreement in substantially the form attached hereto as Exhibit A (the "Addendum"), and delivered the same to the Company.

     c. Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

     d. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

     e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     f. The Letter Agreements in substantially the form attached hereto as Exhibit B (the "Letter Agreements") shall have been executed by each of the parties thereto and shall be in full force and effect.

     g. The Company shall have received confirmation from Nasdaq Staff that the Marketplace Rules do not require approval of the Company's stockholders for the transactions contemplated by this Agreement.

6.   CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     The obligation of each Purchaser hereunder to purchase such Purchaser's Shares hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a. The Company shall have executed the signature page to this Agreement and delivered the same to such Purchaser.

     b. The Company shall have delivered to such Purchaser a certificate or certificates representing the Shares being purchased, registered in such Purchaser's name as stated in Attachment 1 hereto (or in the names of such Purchaser's nominee or nominees as may be specified to the Company at least 48 hours prior to the Closing Date), against payment therefor in accordance with
Section 1(a) above.

     c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer, President or Executive Vice President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser.

     d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     e. The Purchasers shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, certified as such by the Secretary or Assistant Secretary of the Company.

     f. Each Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date in form and substance reasonably satisfactory to the Purchasers.

     g. Each Purchaser shall have received a copy of the Addendum duly executed by the Company.

     h. The Board of Directors of the Company shall have approved an amendment (the "Rights Plan Amendment") to the Rights Agreement, dated as of September 11, 2001, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by Amendment No. 1 thereto dated as of November 13, 2001 and Amendment No. 2 thereto dated as of November 22, 2002, and the Purchaser shall have received a copy of the Rights Plan Amendment in substantially the form attached hereto as Exhibit C duly executed by the Company and the Rights Agent.

     i. The Company shall have delivered a Certificate of Adjustment pursuant to Section 7(g) of its outstanding 10% Convertible Senior Secured Promissory Notes due 2005 in substantially the form attached hereto as Exhibit D.

7.   MISCELLANEOUS

     a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties hereto further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser or the Company to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed signature page shall not affect the validity or enforceability of this Agreement.

     c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement (the Company or the Purchasers, as the case may be), and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and by the Purchasers. For purposes of this Section 7(e), any instrument executed by Purchasers holding a majority of the Shares purchased pursuant to this Agreement shall bind all Purchasers.

     f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally or by responsible overnight carrier or by confirmed telecopy, and shall be effective upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Boston Life Sciences, Inc.
               20 Newbury Street
               5/th/ Floor

               Boston, Massachusetts  02116
               Attention: Joseph Hernon
               Telephone: (617) 425-0200
               Telecopy:  (617) 425-0996

               with a copy to:

               Ropes & Gray
               One International Place
               Boston, Massachusetts 02110-2624
               Attention: Steven A. Wilcox, Esq.
               Telephone: (617) 951-7319
               Telecopy:  (617) 951-7050


     If to any Purchaser, to the address set forth under such Purchaser's name on Attachment 1 hereto.

     Each party shall provide notice to the other parties of any change in address.

     g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i. Survival. The representations and warranties of the Purchasers set forth in Section 2, the representations and warranties of the Company set forth in Section 3, and the agreements and covenants set forth in Section 4 shall survive the Closing until the expiration of the applicable statute of limitations notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Purchaser or the Company herein shall act as a waiver of any rights or remedies the Company or any Purchaser, respectively, may have under applicable U.S. federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other permitted transferee of the Shares and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to any cause of action, suit or claim brought or made by any person or entity (other than the Company or an affiliate of such Indemnitee) against such Indemnitee during the 18 months following the Closing Date and arising out of or resulting from (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby, (c) the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. In no event shall the Company have any indemnification or contribution obligation with respect to any settlement entered into by any Indemnitee without the prior consent of the Company, which shall not be unreasonably withheld or delayed. Notwithstanding any of the foregoing, no Indemnitee shall be entitled to any indemnification or contribution to the extent such losses are found in a final judgment by a court of competent jurisdiction to have resulted primarily and directly from the gross negligence or willful misconduct of such Indemnitee.

     j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     k. Termination. In the event that the Closing shall not have occurred on or before March 15, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

     l. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

     m. Additional Acknowledgment. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


                                            BOSTON LIFE SCIENCES, INC.


                                            By: /s/ Robert J. Rosenthal
                                               -------------------------
                                            Name:  Robert J. Rosenthal
                                            Title: President


                                            PURCHASERS:


                                            [PURCHASER SIGNATURE BLOCKS]